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Ronco Corporation
(Name of Registrant as Specified in Its Charter)

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RONCO CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. Pacific Standard Time on February 13, 2007.

PLACE	Ronco’s Corporate Headquarters 61 Moreland Road Simi Valley, California 93065

ITEMS OF BUSINESS	(1) To elect four directors to our Board of Directors;

(2) To adopt the Ronco Corporation 2007 Stock Incentive Plan;

(3) To transact such other business as may properly come before the Meeting and any adjournment or postponement.

RECORD DATE	You can vote if, at the close of business on January 5, 2007, you were a stockholder of the Company.

PROXY VOTING
All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed Proxy card.

January 22, 2007	Paul Kabashima President and Chief Executive Officer

Ronco Corporation
61 Moreland Road
Simi Valley, CA 93065
(805)433-1030

PROXY STATEMENT

These Proxy materials are delivered in connection with the solicitation by the Board of Directors (“Board”) of Ronco Corporation, a Delaware corporation (“Ronco,” the “Company,” “we,” “us,” or “our”), of Proxies to be voted at our Annual Meeting of stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of stockholders on February 13, 2007, beginning at 10:00 a.m. Pacific Standard Time. The meeting will be held at Ronco’s corporate headquarters located at 61 Moreland Road, Simi Valley, California 93065.

It is anticipated that the 2006 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about January 22, 2007.

Stockholders Entitled to Vote. Holders of our Common Stock, par value $0.00001 per share (“Common Stock”) and Series A Convertible Preferred Stock (“Series A Preferred Stock”), at the close of business on January 5, 2007 (“Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting. As of January 5, 2007, there were 2,617,521 shares of Common Stock, and 15,734,147 shares of Series A Preferred Stock outstanding.

Voting. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting. Each share of Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Preferred Stock is convertible, on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

Proxies. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in street name, you must obtain a Proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board.

Quorum. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the election of directors.

Election of Directors. The four nominees for director receiving the highest number of votes of the Common Stock and Preferred Stock, voting as a single class, at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Adoption of Ronco Corporation 2007 Stock Incentive Plan. The adoption of the Ronco Corporation 2007 Stock Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock and Series A Convertible Preferred Stock, voting as a single class, present or represented and entitled to vote at the Annual Meeting.

Solicitation of Proxies. All expenses of our solicitation of proxies, including the cost of mailing this Proxy Statement to our stockholders, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by our directors, officers and employees in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Annual Meeting. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

Other Matters. In the event a stockholder proposal was not submitted to the Company prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board. Such authorization includes authority to appoint a substitute nominee for any Board’ nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1: ELECTION OF DIRECTORS

Item 1 is the election of four (4) directors to hold office for a period of one year or until their respective successors have been duly elected and qualified. Our Bylaws provide that the number of directors of the Company shall be fixed from time to time exclusively by the Board of Directors, but shall not be less than one (1) nor more than seven (7). The Board of Directors has fixed the number of directors at four (4).

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominees as directors:

Thomas J. Lykos, Jr.
John D. Reiland
Harold D. Kahn
Paul Kabashima

If elected, the foregoing four nominees are expected to serve until the 2007 Annual Meeting of Shareholders.

The Board of Directors Unanimously Recommends a Vote “FOR” the Election of the Nominees Listed Above.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

DIRECTORS AND EXECUTIVE OFFICERS (INCLUDING DIRECTOR NOMINEES)

The following table sets forth the name, age and position of each of our directors, executive officers and significant employees as of December 31, 2006.

Name	Age	Position(s)
Paul Kabashima	62	Interim Chief Executive Officer, Interim President, Chief Operating Officer
Ronald C. Stone	48	Chief Financial Officer and Secretary
Harold D. Kahn	60	Director
Thomas J. Lykos, Jr.	49	Director
John S. Reiland	57	Director
Richard F. Allen, Sr.	58	Director

Paul Kabashima was appointed as the Company's Chief Operating Officer on November 8, 2005. In addition, Mr. Kabashima was also appointed as the Interim Chief Executive Officer and Interim President on August 9, 2006. From 1990 to 2005, Mr. Kabashima was employed by Mitsui & Co. (U.S.A.), Inc., the largest wholly owned subsidiary of Mitsui & Co. Ltd. Japan which, through its operating divisions, is an importer/exporter of products throughout the world. Mr. Kabashima served in several capacities at Mitsui U.S.A., including business coordinator, administrative manager, senior manager, accounting and administration and deputy general manager. Prior to joining Mitsui & Co. (U.S.A.), he held managerial positions in a variety of industries and companies including Volkswagen of America, Aerojet General and Paramount Petroleum Corporation. From 1997 to the present, he was a director and member of the executive compensation committee of Hannibal Industries, Inc. a privately owned fabricator of industrial tubing and warehouse storage racks. From 1993 to 2003, Mr. Kabashima was a director of Weisner Steel Products, Inc., a privately owned distributor of steel safety and harnessing products and from 1991 to 1999 he was a director of Davis Wire Corporation, a privately owned manufacturer of wire products for agricultural, construction, communication and industrial users. Mr. Kabashima received a Bachelor of Science in Business Administration from California State University at Los Angeles and is a certified public accountant beginning his career with Peat, Marwick Mitchell & Co.

Ronald C. Stone served as the Company’s Vice President of Finance and Corporate Controller from September 2005 to September 2006 and was appointed as its Chief Financial Officer and Secretary in September 2006. From May 2005 to August 2005, Mr. Stone served as the named principle of Stone Consulting, a provider of business consulting services. Mr. Stone served as the Chief Financial Officer and Chief Operating Officer of Jill Kelly Productions, Inc., a production company, from September 2003 to April 2005. From May 2002 to August 2003, Mr. Stone served as the Controller of Jill Kelly Productions. Mr. Stone served as Chief Financial Officer of Linear Industries, Ltd. and Lintech Motion Control, Inc., which are each manufacturing and engineering companies in the motion control field, from January 1997 to April 2002. Mr. Stone received a B.A. in History from the University of California, Los Angeles and is a certified public accountant.

Harold D. Kahn is a member of our board of directors, a position he has held since June 2005. From March 2004 until present, Mr. Kahn was an independent retail consultant. For nearly 30 years, Mr. Kahn served in a variety of capacities for R. H. Macy & Co., Inc. and its successor, Federated Department Stores, Inc. Most recently, he was the Chairman and Chief Executive Officer of Macy's East, a position he held from 1994 to 2004 and for which he had full operating responsibility for a $5 billion, 90 branch retail business. Prior to 1994, Mr. Kahn served in a succession of senior executive roles within Macy's / Federated, including: President of Montgomery Ward (1992 - 1994), Chairman and Chief Executive Officer of Macy's South & Bullock's (1989 - 1992), Chairman and Chief Executive Officer of Macy's California (1985 - 1989), and President of Macy's Atlanta (1981 - 1985). Mr. Kahn received a Bachelors degree in Business Administration from City College of New York and a Masters in Business Administration from the University of Maryland.

Thomas J. Lykos, Jr ., is a member of our board of directors, a position he has held since December 2005. From May 1995 to the present, Mr. Lykos has been a founder and President of Home and Hearth, Inc., a developer and operator of economy extended-stay hotels. From 1990 to 1995, Mr. Lykos served as Director of the Financial Institutions Group at Rauscher Pierce Refsnes, a full service investment bank, where he specialized in public and private offerings and mergers and acquisitions in a variety of industries including banks, thrifts, real estate investment trusts, mortgage banks and insurance companies. From 1988 to 1990, Mr. Lykos served as a Deputy Director of the FSLIC specializing in the resolution of insolvent financial institutions. From 1983 to 1988, Mr. Lykos served as Legal Counsel to the Senate Committee on Banking, Housing and Urban Affairs and Legal Counsel to the House Committee of Energy and Commerce in Washington, D.C. From 1982 to 1983, Mr. Lykos was an attorney for the United States Securities and Exchange Commission in the Division of Enforcement, and between 1981 and 1982, he was a corporate litigation attorney with the law firm of Bracewell and Patterson in Washington, D.C. Mr. Lykos received a Bachelor of Arts degree from Harvard College and a Juris Doctor from the University of Texas School of Law.

John S. Reiland was appointed to the Company’s Board of Directors on June 9, 2006 pursuant to the terms of the Loan Agreement described above. Subject to the Board of Directors final confirmation of Mr. Reiland’s compliance with all of the independence and knowledge requirements imposed by the Sarbanes-Oxley Act of 2002, the NASDAQ Stock Market, and the other rules and regulations promulgated by the Securities and Exchange Commission, the Board of Directors appointed Mr. Reiland to serve on its audit committee. Mr. Reiland also serves on the board of directors of Nova Oil, Inc. and New England Pantry, Inc. Since March 2006, Mr. Reiland has been a Senior Financial Analyst for Sanders Morris Harris, the largest investment banking firm headquartered in Texas. From March 2003 until March 2006, he served as the Chief Financial Officer of US Dataworks, a developer of payment processing software focused on the financial services market, federal, state and local governments, billers and retailers. From March 2002 until December 2002, Mr. Reiland was the Interim Chief Executive Officer of New England Pantry, a New England-based convenience store chain. From November 2000 to February 2002, he was Chief Executive Officer of ServiceIQ, a privately held developmental stage company developing wireless communications devices for the field service industry. Mr. Reiland is a certified public accountant and began his career at Price Waterhouse & Co. from 1973 to 1978. He received his B.B.A. from the University of Houston in 1973.

Richard F. Allen, Sr. is our former Chief Executive Officer, President and a member of our board of directors since February 2005. Between February 2005 and June 2005, Mr. Allen was the Chief Executive Officer and President of the predecessor entities. Between 2003 and February 2005, Mr. Allen was a consultant to the predecessor entities, assisting them with structuring financial components for their marketing and sales departments. From 2000 through 2003, Mr. Allen was the President and Chief Executive Officer of Design Textiles International, LLC, a distributor and manufacturer of textile products. Mr. Allen has more than 30 years of experience in international marketing, product development, sourcing, manufacturing, international and domestic retail sales, brand management, financing, exporting and importing. Mr. Allen was the President of American Marketing & Events, Inc. between 1993 and 1995. Mr. Allen served in various executive positions with Milliken & Company (New York) and West Point Pepperell (New York) between 1972 and 1975. Mr. Allen graduated from the University of Arizona with a degree in Political Science and Economics and received a Masters degree in International Management from the American Graduate School of International Management.

Karen Allen, our former Vice President of Product Development, is the wife of Mr. Allen, our former Chief Executive Officer, President and member of our board of directors. Mrs. Allen received an annual salary of $170,000. There are no other family relationships among our directors and executive officers.

None of our directors, executive officers, promoters or control persons has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer at the time of the bankruptcy.; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and where judgment has not been reversed, suspended or vacated.

Board of Directors and Committees

The Board of Directors held 13 meetings during our fiscal year ended June 30, 2006. All directors then serving attended 75% or more of all of such meetings of the Board of Directors. The Board of Directors currently has the following standing committees: Executive Committee, Audit Committee, Compensation Committee and Nominating Committee. The Audit, Compensation and Nominating Committees did not hold any meetings during the fiscal year ended June 30, 2006. While directors generally attend annual meetings, the Company has not established a specific policy with respect to members of the Board of Directors attending annual meetings.

Each of our Audit and Nominating Committees meet the criteria for independence under, and other applicable requirements of, the Sarbanes-Oxley Act of 2002, the current rules of the NASDAQ Stock Market and the rules and regulations adopted by the SEC. Our Audit and Nominating Committee charters are attached to this Proxy Statement as Appendix B and C, respectively.

Audit Committee

TheAudit Committee provides assistance to our board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing the adequacy of our accounting practices and systems of internal accounting controls. The audit committee oversees the audit efforts of our independent accountants and reviews their independence. The role and responsibilities of the Audit Committee are more fully set forth in a written Charter adopted by the Board of Directors. The Audit Committee was created by our Board effective August 15, 2005.

The Audit Committee currently consists of John S. Reiland, Thomas J. Lykos Jr. and Harold D Kahn, all of whom are considered “independent” under Rule 4200(a)(15)of the National Association of Securities Dealers listing standards. Our board of directors has appointed John S. Reiland as the chairman of the audit committee. Mr. Reiland is qualified as an audit committee financial expert as defined in Item 401(h)(2) of Regulation S-K. A copy of our Audit Committee Charter is attached to this Proxy Statement as Appendix B.

Compensation Committee

The compensation committee is responsible for recommending to our board of directors the compensation for our executives. The compensation committee determines our general compensation policies and the compensation provided to our directors and executive officers. The compensation committee reviews and recommends bonuses for our officers and certain other employees. In addition, the compensation committee reviews and determines equity-based compensation for our directors, officers, employees and consultants, and administer our stock option plans, employee stock purchase plans and other benefit plans. Our compensation committee members are John S. Reiland, Thomas J. Lykos Jr. and Harold D Khan. The role and responsibilities of the Compensation Committee are more fully set forth in a written Charter adopted by the Board of Directors. The Compensation Committee was created by our Board effective August 15, 2005. A copy of our Compensation Committee Charter is attached to this Proxy Statement as Appendix D.

Executive Committee

Our Executive Committee consists of John S. Reiland, Thomas J. Lykos, Jr. and Harold D. Kahn. Our executive committee has been established by the Board and is authorized to the fullest extent permitted by the Delaware General Corporation Law and the Bylaws. The Executive Committee has the power and the authority, among other things, to declare a dividend and to authorize the issuance of stock, setting the agenda for board of directors meetings, establishing procedures for our shareholders to communicate with our board of directors and reviewing and approving our management operating plan.

Nominating Committee

Our executive committee acts as our Nominating Committee and is responsible for assisting in the selection of individuals as nominees for election to the board of directors at annual meetings of our stockholders and for filling any vacancies or newly created directorships on our board of directors. The nominating committee makes recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. The members of the Nominating Committee, each of whom are considered “independent” under Rule 4200(a)(15)of the National Association of Securities Dealers listing standards, review those Board members who are candidates for re-election to our Board of Directors, and make the determination to nominate a candidate who is a current member of the Board of Directors for re-election for the next term. The nominating committee’s methods for identifying candidates for election to the Board of Directors (other than those proposed by our shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources—members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. The Nominating Committee members also nominate outside candidates for inclusion on the Board of Directors. A copy of our Nominating Committee Charter is attached to this Proxy Statement as Appendix C.

A Ronco shareholder may nominate one or more persons for election as a director at an annual meeting of shareholders if the shareholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and include (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years, (iii) directorships currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

Among other matters, the Nominating Committee members:

•	Review the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of Ronco and the Board;

•
Conduct candidate searches, interview prospective candidates and conduct programs to introduce candidates to our management and operations, and confirm the appropriate level of interest of such candidates;

•	Recommend to the Board qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board;

•	Conduct appropriate inquiries into the background and qualifications of potential nominees; and

•
Review the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommend whether or not such director should be re-nominated.

Based on the foregoing, the Nominating Committee recommended for nomination, and the Board of Directors nominated, Thomas J. Lykos, Jr., John S. Reiland, Harold D. Kahn, and Paul Kabashima for election as directors on the Board of Directors, subject to shareholder approval, for a one-year term ending on or around the date of our next Annual Meeting.

Shareholder Communications. Holders of the Company’s securities can send communications to the Board of Directors via mail or telephone to the Secretary at the Company’s principal executive offices.

Code of Business Conduct and Ethics

In August 2005, our board of directors adopted a code of business conduct and ethics applicable to all of our employees, officers and directors. Our code of business conduct and ethics is currently not available on our website. In June 2005, we completed the acquisition transactions of the Ronco business. Before such time, we were a “blank check” company with no operations. The text of our code of business conduct and ethics is available on our website at www.ronco.com. We intend to satisfy the disclosure requirement relating to amendments to or waivers from any provision of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller by either filing a Form 8-K with the SEC or posting this information on our website within five business days following the date of any amendment or waiver. Upon request, we will provide to any person, without charge, a copy of our code of business conduct and ethics.

ITEM 2: ADOPTION OF RONCO CORPORATION 2007 STOCK INCENTIVE PLAN

The Ronco Corporation 2007 Stock Incentive Plan (“Plan”) was adopted by the Board of Directors on January 19, 2007, subject to approval by the Company’s stockholders. If approved by the stockholders, the Plan will become effective as of February 13, 2007, the date of the Annual Meeting. Under the Plan, the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, stock units and stock appreciation rights to employees (including executive officers), non-employee directors and consultants of the Company and its subsidiaries.

The Board of Directors believes that equity-based incentive compensation plans provide an important means of attracting, retaining and motivating employees, non-employee directors and other service providers and recommends that stockholders approve the adoption of the Plan. Because non-employee directors and executive officers of the Company are eligible to receive awards under the Plan, they have a personal interest in the approval of the adoption of the Plan.

The purpose of the Plan is (a) to recognize and compensate selected employees and consultants who contribute to the success of the Company and its subsidiaries, (b) to attract and retain employees and consultants and (c) to provide incentive compensation to employees and consultants based on the performance of the Company and its subsidiaries. The Board of Directors believes that employees, non-employee directors and other service providers who have an investment in the Company are more likely to meet and exceed performance goals.

The Board proposes that the stockholders approve the adoption of the Plan.

PRINCIPAL FEATURES OF THE PLAN

The following summary briefly describes the principal features of the Plan and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Appendix A in the form proposed.

General. The Plan may be administered by the Board or another committee of the Board. The Plan is currently administered by the Board. If the Board designates that a committee shall administer the Plan, that committee must be comprised of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (“Exchange Act”) and “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Board, who need not satisfy the requirements noted above, who may administer the Plan with respect to employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Subject to the provisions of the Plan, the Board will have full and final authority to select the employees, officers, directors and consultants to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto.

Eligibility. Employees, non-employee directors and other service providers of the Company and our affiliates who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and our affiliates are eligible to participate in the Plan. The Board determines the type and size of award and sets the terms, conditions, restrictions and limitations applicable to the award within the confines of the Plan’s terms. As of January 10, 2007, there were approximately 110 employees and three non-employee directors who would be eligible to participate in the Plan.

Available Shares. The maximum number of shares available for grant under the Plan is 7,500,000 shares of Common Stock. The number of shares available for award under the Plan is subject to adjustment for certain corporate changes in accordance with the provisions of the Plan. Currently, the maximum number of shares available for grant of awards under the Plan to any one participant is 750,000 shares during any fiscal year.

Awards. The Plan authorizes the Board to enter into any type of arrangement with an eligible employee that, by its terms, involves or might involve the issuance of (1) shares of Common Stock, (2) options to purchase Common Stock, (3) stock appreciation rights based on Common Stock and (4) stock units based on Common Stock. An award may consist of one such arrangement or two or more such arrangements in tandem or in the alternative.

An award may provide for the issuance of Common Stock for any lawful consideration, including services rendered to the Company. An award granted under the Plan may include a provision conditioning or accelerating the receipt of benefits, either automatically or in the discretion of the Board, upon the occurrence of specified events, including a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transaction. Any stock option granted may be an incentive stock option within the meaning of Section 422 of the Code or a nonqualified stock option.

An award under the Plan may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant to the award, and/or to pay all or part of the recipient’s tax withholding obligations with respect to such issuance, in cash or by delivering previously owned shares of capital stock of the Company.

Stock Options. The Plan provides for the grant of incentive stock options intended to meet the requirements of Section 422 of the Code and nonqualified stock options that are not intended to meet those requirements. Incentive stock options may be granted only to employees of the Company and its affiliates. All options will be subject to terms, conditions, restrictions and limitations established by the Board, as long as they are consistent with the terms of the Plan.

The Board will determine when an option will vest and become exercisable. No option will be exercisable more than ten years after the date of grant (or, in the case of an incentive stock option granted to a 10% stockholder, five years after the date of grant). Unless otherwise provided in the option award agreement, options terminate within a certain period of time following a participant’s termination of employment or service by reason of death, disability or retirement, for any reason other than death, disability, retirement, or for cause.

The exercise price of a stock option granted under the Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options must be granted at 100% of fair market value (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

The exercise price of a stock option may be paid in cash or, in the discretion of the Board, with previously acquired shares of Common Stock, through services rendered, through an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company, through an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company, by promissory note or by any other form of consideration that is consistent with applicable law.

Stock Appreciation Rights or SARs. A stock appreciation right or SAR entitles the participant to receive an amount in cash and/or shares of Common Stock, as determined by the Board, equal to the amount by which the Company’s Common Stock appreciates in value after the date of the award. The Board will determine when the SAR will vest and become exercisable. The Board will set other terms, conditions, restrictions and limitations on SARs, including rules as to exercisability after termination of employment or service.

Restricted Stock. Restricted stock awards consist of shares of Common Stock that must be returned to the Company if certain conditions are not satisfied. The Board will determine the restriction period and may impose other terms, conditions and restrictions on restricted stock, including vesting upon achievement of performance goals pursuant to a performance award and restrictions under applicable securities laws. The Board also may require the participant to pay for restricted stock. Subject to the terms and conditions of the award agreement related to restricted stock, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restriction period, vote the restricted stock and enjoy all other stockholder rights related to the shares of Common Stock. Upon expiration of the restriction period, the participant is entitled to receive shares of Common Stock not subject to restriction.

Stock Units. Stock units are fictional shares of Common Stock. The Board will determine the restriction period and may impose other terms, conditions and restrictions on stock units. Upon the lapse of restrictions, the participant is entitled to receive shares of Common Stock or an amount of cash equal to the fair market value of such shares of Common Stock as provided in the award agreement. An award of stock units may include the grant of a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one share while the stock unit is outstanding. Dividend equivalents may be converted into additional stock units. Settlement of dividend equivalents may be made in the form of cash, shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the stock units to which they attach. The Board will determine when the stock units will vest and become exercisable. The Board will set other terms, conditions, restrictions and limitations on stock units, including rules as to exercisability after termination of employment or service.

Performance Standards. The number of Shares or other benefits granted, issued, retainable and/or vested under an award under the Plan may be made subject to the attainment of performance goals for a specified period of time relating performance criteria specified in the Plan applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Board in the award notice. The Board may appropriately adjust any evaluation of the performance criteria referenced above to exclude certain events occurring during the period over which performance is measured. The Board shall determine the performance criteria not later than the 90th day of the performance period, and shall determine and certify, for each participant, the extent to which the performance criteria have been met. The Board may not in any event increase the amount of compensation payable under the Plan upon the attainment of a performance goal to a participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

Plan Duration. The Plan will become effective upon its adoption by the Company’s stockholders at the Annual Meeting on February 13, 2007. Unless terminated earlier by the Board, the Plan will automatically terminate on February 12, 2017.

Amendments. The Board may amend or terminate the Plan at any time and in any manner, subject to the following: (1) no recipient of any award may, without his or her consent, be deprived thereof or of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and (2) if any law, rule or regulation requires that any such amendment be approved by the Company’s stockholders, then such amendment will not be effective until it has been approved by the Company’s stockholders.

Effect of Section 16(b) of the Securities Exchange Act of 1934. The acquisition and disposition of Common Stock by officers, directors and more than 10% stockholders of the Company (“Insiders”) pursuant to awards granted to them under the Plan may be subject to Section 16(b) of the Exchange Act. Pursuant to Section 16(b), a purchase of Common Stock by an Insider within six months before or after a sale of Common Stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The Plan is designed to comply with Rule 16b-3.

Transferability. Unless the agreement evidencing the award expressly provides otherwise, no award may be sold, transferred, pledged, assigned or disposed of, except by will or the laws of descent and distribution, provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Withholding Taxes. Participants are required to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. Payment of withholding taxes may be made by withholding shares of Common Stock from any payment of Common Stock due or by the delivery by the participant to the Company of previously acquired shares of Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes. No payment will be made and no shares of Common Stock will be issued pursuant to any award made under the Plan until the applicable tax withholding obligations have been satisfied.

United States Federal Income Tax Consequences. The following is a general discussion of the principal federal income tax consequences under the Plan. Because the United States federal income tax rules governing options and related payments are complex and subject to change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise. The Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

Consequences to Employees: Incentive Stock Options. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee disposes of the shares received upon exercise after two years from the date such option was granted and after one year from the date such option is exercised, the optionee will recognize long-term capital gain or loss when he or she disposes of his or her shares. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the shares at the time of disposition. If the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years after being granted the option, or within one year after acquiring the shares, any amount realized from such disqualifying disposition will be taxable at ordinary income rates in the year of disposition to the extent that the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised, or (b) the fair market value at the time of such disposition, exceeds the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirements have not been satisfied. For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year’s alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years. The exercise of an Incentive Stock Option is to be considered wages subject to withholding for FICA purposes to the extent of the spread between the exercise price and value of the Common Stock as of the date of the exercise.

Consequences to Employees: Non-Statutory Options. An optionee recognizes no income at the time Non-Statutory Options are granted under the Plan. In general, at the time shares are issued to an optionee pursuant to exercise of Non-Statutory Options, the optionee will recognize income taxable at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of such shares, unless the stock received is not transferable and subject to a substantial risk of forfeiture under Code Section 83 (stock received by you which is subject to continued employment or subject to the six month holding period under Section 16(b) of the Securities Act of 1934 is deemed to be subject to a substantial risk of forfeiture under Code Section 83). An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of Non-Statutory Options in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the optionee’s taxable income by reason of the exercise of the Non-Statutory Options. Provided the shares are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

Consequences to Employees: Restricted Stock. The receipt of restricted stock will not result in a taxable event to the participant until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained, or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Even if the purchase price and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. The election must be filed with the Internal Revenue Service not later than thirty (30) days after the date of transfer. If no Section 83(b) election is made or if no repurchase rights are retained, a taxable event will occur on each date the participant’s ownership rights vest (e.g., when the Company’s repurchase rights expire) as to the number of shares that vest on that date, and the holding period for long-term capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. The income from the restricted stock will also be subject to income and employment tax withholding in the year such income is includible in the participant’s income.

Consequences to Employees: Stock Appreciation Rights. Individuals who receive stock appreciation rights under the Plan will generally recognize taxable income upon exercise of the stock appreciation right. The income received from the exercise of the stock appreciation right will be ordinary and will be equal to the amount of cash received or the value of the appreciated stock. This amount will generally be reportable in the participant’s income in the year of receipt, however, if the stock appreciation right is exercised for stock and the stock is subject to a substantial risk of forfeiture, it will be subject to tax as restricted stock (see above discussion). The income from a stock appreciation right will also be subject to income and employment tax withholding in the year such income is includible in the participant’s income.

Consequences to the Company: Incentive Stock Options. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no United States federal income tax consequences to the Company as a result of the disposition of shares acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

Consequences to the Company: Non-Statutory Options and Other Grants. The Company generally will be entitled to a deduction for United States federal income tax purposes in the same year and in the same amount as the optionee is considered to have recognized income taxable at ordinary income tax rates in connection with the exercise of Non-Statutory Options or other grants received under the Plan. In certain instances, the Company may be denied a deduction for compensation attributable to awards granted to certain officers of the Company to the extent that such compensation exceeds $1,000,000 in a given year.

Consequences of Stock Units. There will be no federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to certain deduction limitations, the Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. Generally, a participant will also recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to certain deduction limitations, the Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Application of Section 409A of the Code. Recently enacted Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A of the Code, “nonqualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A of the Code does not apply to incentive stock options, nonqualified stock options granted at fair market value if no deferral is provided beyond exercise, or restricted stock. In limited circumstances, SARs are exempt from Section 409A of the Code.

Awards made pursuant to the Plan will be designed to comply with the requirements of Code Section 409A to the extent the awards granted under the Plan are not exempt from coverage. However, if the Plan fails to comply with Section 409A of the Code in operation, a participant could be subject to the additional taxes and interest.

New Plan Benefits

Because awards under the Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to the CEO, the named executive officers, all current executive officers as a group, the non-executive directors as a group, and all employees who are not executive officers, are not presently determinable.

Recommendation

The adoption of the Ronco Corporation 2007 Stock Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting as a single class, present or represented and entitled to vote at the Annual Meeting.

All Proxies will be voted to approve this amendment unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE RONCO CORPORATION 2007 STOCK INCENTIVE PLAN.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth compensation for services rendered to us in all capacities for the year ended June 30, 2006, nine months ended June 30, 2005, September 30, 2004 and year ended December 31, 2003, for our Chief Executive Officer and our Chief Financial Officer.
	Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Year	Salary (1)($)		Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)
Richard F. Allen, Sr.	2006	$246,154		-		$58,546	(3)	-
Former President, Chief	2005	$108,933	(4)	$315,000	(5)			$3,009,177	(6)
Executive Officer and Current Director	2004	-		-		-		-

Evan Warshawsky	2006	$169,024		-		$18,508	(2)	-
Chief Financial Officer	2005	$112,500	(7)	$150,000	(8)			$601,837	(9)
and Secretary	2004	$112,500	(10)	-		-		-
	2003	$123,333	(12)	-		-		-

Paul Kabashima	2006	$130,769	(11)	-		$9,305	(2)	-
President, Interim Chief Executive Officer, Chief Operating Officer	2005	-		-		-		-

Ronald C. Stone	2006	$137,308	(13)	-		$8,420	(2)	-
Chief Financial Officer	2005	-		-		-		-

(1)	Includes medical insurance reimbursements.

(2)
Perquisites, including car allowances, and other personal benefits received by the named executive officers, in the aggregate, do not exceed the lesser of $50,000 or 15% of any such named executive officer's total annual compensation.

(3)	Perquisites received by Mr. Allen, include car allowances of $22,420 and other personal benefits of $36,126.

(4)	Reflects amount received by Mr. Allen as Chief Executive Officer of Ronco Inventions, LLC, one of the predecessor entities, for the nine months ended June 29, 2005.

(5)	Reflects bonus paid to Mr. Allen upon completion of the acquisition of the Ronco business that closed on June 30, 2005.

(6)
Reflects value of 480,188 shares of our common stock issued, and 320,125 shares of our common stock that were to be issued, to Mr. Allen pursuant to the terms of his employment agreement and restricted stock purchase agreement with us. Mr. Allen purchased 480,188 shares from us at $0.01 per share on June 30, 2005. As a result of the termination of Mr. Allen’s employment with us, the remaining 320,125 shares will be cancelled and will not be issued to Mr. Allen. The fair market value of Mr. Allen's common stock is based on the $3.77 per share price of the Series A Convertible Preferred Stock sold to investors on June 30, 2005. The shares issued to Mr. Allen are subject to repurchase by us, at our option, for $0.01 per share. Our agreement with Mr. Allen provides that we can exercise our repurchase rights if Mr. Allen’s employment were voluntarily terminated before June 30, 2008 or if certain performance targets were not satisfied, or if we were to terminate him for “cause” on or before June 30, 2007.

(7)	Reflects amount paid to Mr. Warshawsky as an executive of Ronco Inventions, LLC, one of the predecessor entities, for the nine months ended June 29, 2005.

(8)	Reflects bonus paid to Mr. Warshawsky upon completion of the acquisition of the Ronco business that closed in June 2005.

(9)
Reflects value of 160,063 shares of our common stock issued to Mr. Warshawsky under his employment agreement and restricted stock purchase agreement with us. Mr. Warshawsky purchased these shares for $0.01 per share on June 30, 2005, subject to our right to repurchase the shares upon Mr. Warshawsky's voluntary termination of his employment or our termination of his employment for “cause.” The fair market value of Mr. Warshawsky's common stock is based on the $3.77 per share price of the Series A Convertible Preferred Stock sold to investors on June 30, 2005. Our repurchase option lapsed with respect to 50% of the shares on June 30, 2005. Our repurchase right will lapse with respect to 25% of the shares on each of the first two anniversaries of June 30, 2005. In addition, our agreement with Mr. Warshawsky provides that our option to repurchase the shares will immediately lapse if Mr. Warshawsky's employment is terminated without “cause.” Pursuant to the terms of our settlement agreement with Mr. Warshawsky, we agreed to waive our repurchase rights under his restricted stock purchase agreement.

(10)	Reflects amount paid to Mr. Warshawsky as President of Ronco Inventions, LLC, one of the predecessor entities, for the nine months ended September 30, 2004.

(11)	Reflects the amounts paid to Mr. Kabashima from November 2005 to June 30, 2006.

(12)	Reflects amount paid to Mr. Warshawsky as President of Ronco Inventions, LLC, one of the predecessor entities, for the year ended December 31, 2003.

(13)	Reflects the amounts paid to Mr. Stone as our Vice President of Finance and Corporate Controller from September 2005 to June 30, 2006.

Employment Agreement with Richard F. Allen, Sr.

We entered into an employment agreement with Richard F. Allen, Sr., commencing on June 30, 2005, which provides for an initial term of four years and a provision for automatic renewal terms if the employment agreement is not earlier terminated. Mr. Allen served as our President and Chief Executive Officer and is a member of our board of directors. Mr. Allen’s agreement provides for a base salary of $250,000 per year and a discretionary bonus of up to $600,000 per year, as determined by our compensation committee based on the achievement of certain financial milestones.

On June 30, 2005, the commencement date of Mr. Allen's employment agreement, we paid Mr. Allen a one-time cash bonus of $315,000 in consideration of his role in the consummation of the transactions that resulted in the acquisition of the Ronco business. Mr. Allen also received the right to purchase 800,313 restricted shares of our common stock pursuant to a restricted stock purchase agreement at a price of $0.01 per share. Mr. Allen purchased 60% of these shares (480,188) on June 30, 2005, and is entitled to purchase an additional 160,063 shares on June 30, 2006 and an additional 160,062 shares on June 30, 2007. The agreement provides us with the right to repurchase these shares, at our option, for $0.01 per share, if Mr. Allen voluntarily terminates his employment with us prior to June 30, 2008 or if certain performance targets are not satisfied. Additionally, the agreement also provides that we have an option to repurchase the shares issued to him on the first and second anniversaries of his employment for $0.01 per share, if we terminate Mr. Allen's employment on or before June 30, 2007 for “cause.” In addition, the agreement provides that our option to repurchase these shares immediately lapse if we terminate Mr. Allen's employment without “cause.”

The agreement provides for a $1,000,000 life insurance policy for Mr. Allen with the proceeds to be paid to his estate. The agreement provides that if we were to terminate his employment agreement for “cause” (as defined in the agreement) or if Mr. Allen terminates his employment voluntarily for any reason before the end of the term, Mr. Allen would be entitled to receive his base salary through the termination date in addition to his pro rata bonus. If Mr. Allen's employment were to be terminated by us without “cause,” then he would be entitled to receive: (i) accrued compensation through the termination date; (ii) a single sum payment of $1,000,000; and (iii) reimbursement for the cost of up to the first 12 months of continuing group health plan coverage that Mr. Allen and his covered dependents would be entitled to receive under federal law.

Mr. Allen's employment agreement also provides for other benefits and reimbursement of expenses.

In addition, Mr. Allen's employment agreement contains non-competition and non-solicitation provisions, which restrict him from (1) competing with our business during his employment with us and for a period of three years after his employment terminates, and (2) soliciting any of our employees or customers during his employment with us and for a period of two years after his employment terminates.

On August 9, 2006, we terminated for cause the employment of Richard F. Allen, Sr. as our President and Chief Executive Officer effective as of this date. Mr. Allen continues to serve as a director of our company.

Employment Agreement with Evan J. Warshawsky

Effective June 30, 2005, we entered into an employment agreement with Evan J. Warshawsky, which provides for an initial term of three years. Mr. Warshawsky served as our Chief Financial Officer. Mr. Warshawsky’s agreement provides for a base salary of $200,000 per year and a discretionary bonus of up to $300,000, as determined by our board of directors, or compensation committee, based on the achievement of certain financial milestones.

On June 30, 2005, the commencement date of Mr. Warshawsky's employment agreement, we paid Mr. Warshawsky a one-time cash bonus of $150,000 in consideration of his role in the transactions that resulted in our acquisition of the Ronco business. In addition, Mr. Warshawsky also received the right to purchase 160,063 restricted shares of our common stock pursuant to a restricted stock purchase agreement, at a price of $0.01 per share, subject to our right to repurchase the shares upon Mr. Warshawsky's voluntary termination of his employment or our termination of his employment for “cause.” Our repurchase option lapsed on June 30, 2005 with respect to 50% of the shares. The agreement provides that our repurchase right lapses with respect to 25% of the shares on each of the first two anniversaries of June 30, 2005. In addition, the agreement provides that our option to repurchase the shares would immediately lapse if Mr. Warshawsky's employment were to be terminated without “cause.” On June 30, 2005, Mr. Warshawsky exercised his right to purchase the shares and we issued such shares of our common stock to Mr. Warshawsky as of that date.

Mr. Warshawsky's employment agreement provides that if we were to terminate his employment agreement for “cause” or if Mr. Warshawsky were to terminate his employment voluntarily for any reason before the end of the term, Mr. Warshawsky would be entitled to receive his base salary through the date his employment terminates in addition to his pro rata bonus. If Mr. Warshawsky's employment were terminated by us without “cause” then he would be entitled to receive: (i) accrued compensation through the termination date; (ii) an amount equal to three times his then current base salary; and (iii) reimbursement for the cost of up to the first 12 months of continuing group health plan coverage that Mr. Warshawsky and his covered dependents would be entitled to receive under federal law.

Mr. Warshawsky's employment agreement also contains non-competition and non-solicitation provisions, which restrict him from (1) competing with our business during his employment with us and for a period of two years after his employment terminates voluntarily or for cause or for a period of one year if his employment is terminated by us without cause, and (2) soliciting any of our employees or customers during his employment with us and for a period of two years after his employment terminates.

In April 2006, we terminated Mr. Warshawsky’s employment. Mr. Warshawsky subsequently filed a lawsuit against us with respect to his termination. Effective October 1, 2006, we settled this claim. Pursuant to the terms of the settlement agreement, in consideration for a full release of claims by the parties: (a) we agreed to waive our right to repurchase 160,063 shares of our common stock previously issued to Mr. Warchawsky pursuant to our employment agreement with him; (b) we agreed to transfer to us a vehicle previously purchased for Mr. Warshawsky by us; and (c) we agreed to enter into a Consulting Agreement with Definity Design Group, Inc., an entity owned by Mr. Warshawsky, for certain business consulting services. Pursuant to the Consulting Agreement, we agreed to pay to Definity Design Group a total retainer of $468,000, payable in equal monthly installments over the twenty-four (24) month term of the agreement, subject to certain grace periods and the occurrence of certain acceleration events.

Pursuant to the terms of the settlement agreement, in consideration for a full release of claims by the parties: (a) we agreed to waive our right to repurchase 160,063 shares of our common stock previously issued to Mr. Warchawsky pursuant to our employment agreement with him; (b) we agreed to transfer to Mr. Warshawsky a vehicle previously purchased for him by us; and (c) we agreed to enter into a Consulting Agreement with Definity Design Group, Inc., an entity owned by Mr. Warshawsky, for certain business consulting services. Pursuant to the Consulting Agreement, we agreed to pay to Definity Design Group a total retainer of $468,000, payable in equal monthly installments over the twenty-four (24) month term of the agreement, subject to certain grace period and the occurrence of certain acceleration events.

Compensation of Directors

Each member of our board of directors who is not one of our employees receives an annual retainer of $25,000 and $1,500 for each meeting of our board of directors attended. In addition, we will pay for reasonable travel expenses. Under the stock incentive plan that we intend to adopt, non-employee directors may be granted options to purchase shares of our common stock. Former directors, Messrs. Martin and Mockenhaupt have each waived the right to the $25,000 annual retainer and the grant of stock options. Mr. Reiland has also waived the right to the $25,000 annual retainer.

Assuming the 2007 Stock Incentive Plan is approved by the stockholders, the Company currently plans to issue to each of its non-employee directors 250,000 shares of common stock in the form of restricted stock grants for each year of service through the year ending June 30, 2007, including prior years of service. The number of shares will be prorated based on the amount of time served during the applicable annual period. In the case of Mr. Harold Kahn, the Company intends to grant him 250,000 shares for the year ended June 30, 2006, and another 250,000 shares for the current fiscal year. In the case of Mr. Lykos, 125,000 shares for the year ended June 30, 2006, and another 250,000 shares for the current fiscal year. In the case of Mr. Reiland, 20,833 shares for the year ended June 30, 2006, and another 250,000 for the current fiscal year. Shares issued to our non-employee directors in the form of restricted stock grants will be issued pursuant to the terms of the 2007 Stock Incentive Plan and restricted stock agreements with each recipient, and will be subject to a right of repurchase by the Company for a period of one year following the date on which the grants are made.

 Our former employee director did not receive any additional compensation for serving on our board of directors or any committee of our board of directors, and our non-employee directors do not receive any compensation from us other than the retainer, attendance fees and stock option grants described above. We currently have no employee directors. If elected, Mr. Kabashima will be our only employee director.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or the compensation committee of any other company that has one or more executive officers serving as a member of our board of directors. None of our employees or current or former officers will be appointed to our compensation committee.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is primarily responsible for determining the annual salaries and other compensation of executive officers and will be responsible for administering the Company’s 2007 Stock Incentive Plan upon approval by the shareholders. In connection with its deliberations, the Committee seeks the views of the Chief Executive Officer with respect to appropriate compensation levels of the other officers.

Compensation Philosophy

The goal of the Company’s executive compensation program is to attract, motivate and retain the executives who are critical to the Company’s success, while holding them accountable for their own and for the Company’s performance. The total value of compensation delivered to executive officers is highly variable, based on such performance.

Compensation Elements

Through our fiscal year ended June 30, 2006, the components of compensation were limited to base salary and cash performance bonuses.

Base Salaries. Base salaries are initially targeted at average levels of comparable companies and then adjusted based on an assessment of individual performance and contributions.

Bonuses. We reward executives with cash bonuses for their contributions to the achievement of Company-wide performance goals. Most of our officers and certain other key employees selected by the Compensation Committee receive bonuses for above-average performance. Awards are generally made when we, on the whole, exceed planned operating income goals. However, certain executive officers are occasionally awarded bonuses based on attaining personal objectives set by the Compensation Committee and/or the Chief Executive Officer.

Upon approval by the shareholders of the Company’s 2007 Stock Incentive Plan, the Compensation Committee intends to include stock options and other equity awards as a component of compensation of the Company’s executive officers. Upon approval of the Ronco Corporation 2007 Stock Incentive Plan, the Compensation Committee intends to establish general guidelines for determining the size of periodic stock option grants based upon several factors, including the salary and performance of the recipient at the time of grant. The size of the grants will be targeted at competitive levels.

The Company’s executive officers are also eligible to participate in the Company’s employee benefit plans.

Compensation of Chief Executive Officer

Mr. Allen’s compensation for fiscal 2006 was based on the terms of his Employment Agreement effective June 30, 2005, which has since been terminated. The terms of the employment agreement reflected the Board of Director’s assessment of Mr. Allen’s past contributions to the Company and took into account non-financial and strategic factors, such as transitioning to a public company and positioning the Company for future growth.

The Compensation Committee considered various factors to determine any additional compensation for other Executive Officers. These factors include (1) the successful attainment of Company performance goals, (2) evaluations and recommendations of the Chief Executive Officer, (3) initiatives taken over and above the regular duties of the other Executive Officers, and (4) the achievement of extraordinary accomplishments (which may or may not affect operating earnings or stock value).

COMPENSATION COMMITTEE

Thomas J. Lykos, Jr.
John D. Reiland
Harold D. Kahn

Performance Graph

The following graph and table compare the cumulative total return on the Company‘s Common Stock with the cumulative total return (including reinvested dividends) of the Russell 2000 Index and the Dow Jones Wilshire Micro-Cap Specialty Retailer Index for the period from inception (June 30, 2005) through the end of our fiscal year ended June 30, 2006, assuming that the relative value of the Common Stock and each index was $100 on June 30, 2005. Amounts below have been rounded to the nearest dollar. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

Cumulative Total Return
	7/26/05	6/30/06

Ronco Corporation	100.00	42.86
Russell 2000	100.00	108.60
DJ Wilshire MicroCap Specialty Retailers	100.00	62.98

REPORT OF AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. During the year ended June 30, 2006, the Audit Committee consisted of John S. Reiland, Thomas J. Lykos Jr. and Harold D Kahn.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and the independent auditors. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States.

The Committee also discussed with the independent auditors other matters required under Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with the auditors’ independence.

The Committee discussed with the independent auditors the overall scope and plans for their audit.

In reliance on the reviews and discussions to which reference is made above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended the selection of the Company’s independent auditors.

AUDIT COMMITTEE

Thomas J. Lykos, Jr.
John D. Reiland
Harold D. Kahn

INDEPENDENT PUBLIC ACCOUNTANTS

Our Board has selected Mahoney Cohen & Company, CPA, P.C. (“Mahoney Cohen”) as our independent public accountant for the current fiscal year ending June 30, 2007. We anticipate that a representative of Mahoney Cohen will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Mahoney Cohen will be afforded an opportunity to make a statement if he or she so desires.

Audit Fees

The aggregate fees billed for each of the fiscal year ended June 30, 2006, the nine months ended June 30, 2005 and the nine months ended September 30, 2004, for professional services rendered by the principal accountant for the audit of our annual financial statements were $462,000, $216,000 and $0, respectively.

Audit-Related Fees

The aggregate fees billed for the fiscal year ended June 30, 2006, the nine months ended June 30, 2005 and the nine months ended September 30, 2004, for professional services rendered by the principal accountant for audit related services associated with the review of a registration statement and amendments thereto were $177,000, $0 and $0, respectively.

Tax Fees

The aggregate fees billed for the fiscal year ended June 30, 2006, the nine months ended June 30, 2005 and the nine months ended September 30, 2004 for professional services rendered by the principal accountant for tax services were $15,000, $0 and $0, respectively.

All Other Fees

The aggregate fees billed for the fiscal year ended June 30, 2006, the nine months ended June 30, 2005 and the nine months ended September 30, 2004, for all other professional services rendered for us by the principal accountant were $14,000, $0 and $0, respectively.

Our Board is directly responsible for interviewing and retaining our independent public accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent public accountant. The Board does not delegate these responsibilities. During our fiscal year ended June 30, 2006, nine months ended June 30, 2005, and nine months ended September 30, 2004. During our fiscal year ended June 30, 2006, our Board pre-approved 100% of the services described above.

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of December 14, 2006, by (i) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors, director nominees and executive officers, and (iii) all of our executive officers, director nominees and directors as a group. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at December 14, 2006. As of December 14, 2006, there were 2,617,521 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned(1)		Percent of Class

Directors and Executive Officers

Richard F. Allen, Sr.(2)	Common Stock	515,868	(4)	19.40%

	Series A Convertible	32,557	(5)	*
	Preferred Stock

Evan J. Warshawsky (3)	Common Stock	195,749	(6)	7.40%

	Series A Convertible	32,562		*
	Preferred Stock

Harold D. Kahn	Common Stock	0		*

	Series A Convertible	0		*
	Preferred Stock

Thomas J. Lykos	Common Stock	0		*

	Series A Convertible	0		*
	Preferred Stock

Paul Kabashima	Common Stock	0		*

	Series A Convertible	0		*
	Preferred Stock

John S. Reiland (7) (8)	Common Stock	0		*

	Series A Convertible	0		*
	Preferred Stock

All directors and executive (current and former) officers as a group (7 persons)	Common Stock	711,617	(9)	26.50
	Series A Convertible	65,119		*
	Preferred Stock

5% or greater holders

Entities affiliated with Sanders Morris Harris, Inc.	Common Stock	2,099,922	(7)	44.50%
320 Park Avenue	Series A Convertible	1,672,784	(8)	10.60%
New York, NY 10022	Preferred Stock

Bookbend & Co.	Common Stock	2,141,018	(10)	45.00%
C/O State Street Bank & Trust
Box 5756	Series A Convertible	1,953,608	(10)	12.40%
Boston, MA 02206	Preferred Stock
	Preferred Stock

Heartland Group, Inc.,	Common Stock	2,017,909	(11)	43.50%
solely on behalf of the
Heartland Value Fund	Series A Convertible	1,841,275	(11)	11.70%
789 North Water Street	Preferred Stock
Suite 500

GLG Partners American Opp Fund	Common Stock	1,345,272	(12)	33.90%
P.O. Box 9080t
Georgetown, Grand Cayman	Series A Convertible	1,227,516	(12)	7.80%
Cayman Islands	Preferred Stock

LBI Group, Inc.	Common Stock	1,070,509	(13)	29.00%
Lehman Brothers
399 Park Avenue	Series A Convertible	976,804	(13)	6.20%
New York, NY 10022	Preferred Stock

The Quaker Investment Trust -	Common Stock	1,022,409	(14)	28.10%
Quaker Strategic
Growth Fund	Series A Convertible	932,914	(14)	5.90%
260 Franklin St., 16th Floor	Preferred Stock
#1600
Boston, MA 02110

Topwater Exclusive Fund II LLC	Common Stock	582,504	(15)	18.20%
80 Washington Street
Suite 2-2	Series A Convertible	531,516	(15)	3.40%
South Norwalk, CT 06854	Preferred Stock

Palisades Master Fund L.P.	Common Stock	579,179	(16)	21.30%
C/O PEF Advisors LLC
200 Mansell Court East Suite 5	Series A Convertible	91,319		*
Roswell, GA 30076	Preferred Stock

BFS US Special Opportunities Trust PLC	Common Stock	356,837	(17)	12.00%

8080 North Central Pkwy	Series A Convertible	325,602	(17)	2.10%
#210	Preferred Stock
Dallas, TX 75206

Renaissance US Growth Investment Trust PLC	Common Stock	356,837	(18)	12.00%

8080 North Central Express	Series A Convertible	325,602	(18)	2.10%
Suite 210, LB59	Preferred Stock
Dallas, TX 75206

Stanley Shopkorn	Common Stock	356,837	(19)	12.00%
Shopkorn Associates
410 Park Avenue	Series A Convertible	325,602	(19)	2.10%
New York, NY 100922	Preferred Stock

Tom and Nancy Juda Living Trust	Common Stock	356,837	(20)	12.00%
410 S. Lucerne Boulevard
Los Angeles, California 90020	Series A Convertible	325,602	(20)	2.10%
	Preferred Stock

Apogee Fund, L.P.	Common Stock	267,629	(21)	9.30%
201 Main St, #1555
Ft Worth, TX 76102	Series A Convertible	244,203	(21)	1.60%
	Preferred Stock

Coll International	Common Stock	177,778		6.80%
1330 Avenue of the Americas,
40th Floor	Series A Convertible	0		*
New York, NY 10019	Preferred Stock

Content Holding LLC	Common Stock	177,778		6.80%
1330 Avenue of the Americas,
40th Floor	Series A Convertible	0		*
New York, NY 10019	Preferred Stock

Gilbert Azafrani	Common Stock	160,063	(22)	6.10%
1725 Oceanfront Walk #318
Santa Monica, CA 90401	Series A Convertible	0		*
	Preferred Stock

Sandor Capital Master Fund, L.P.	Common Stock	181,537	(23)	6.50%
2828 Routh Street, #500
Dallas, TX 75201	Series A Convertible	141,999	(23)	0.90%
	Preferred Stock

Copper Beech Equity Partners LLC	Common Stock	160,778		6.10%
445 Park Avenue, 10th Floor
New York, NY 10022	Series A Convertible	0		*
	Preferred Stock

Anthony & Sandra Mansour Family	Common Stock	178,420	(24)	6.40%
Revocable Trust 12/17/85
4477 Golden Foothill Parkway	Series A Convertible	162,802	(24)	1.00%
El Dorado Hills, CA 95762	Preferred Stock

Alpha Capital	Common Stock	178,419	(25)	6.40%
LH Financial
160 Central Park, S., #2701	Series A Convertible	162,801	(25)	1.00%
New York, NY 10021	Preferred Stock

Paul Wallace	Common Stock	133,334		5.10%
156 West 56th Street, Suite 1604
New York, NY 10019	Series A Convertible	0		*
	Preferred Stock

Laurus Master Fund, Ltd.	Common Stock	1,750,000	(26)	40.10%
c/o Laurus Capital Management, L.L.C.
825 Third Avenue, 14th Floor	Series A Convertible	0		*
New York, NY 10022	Preferred Stock

Ronald Popeil		200,000	(27)	7.10%
c/o Popeil Inventions
1672 Waynecrest Drive		0		*
Beverly Hills, CA 90210

(1)
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, a person is deemed to beneficially own a security if that person has or shares voting power or investment power with respect to that security, or has the right to acquire beneficial ownership of that security within 60 days, including through the exercise of any option, warrant or other right or the conversion of any other security. More than one person may be considered to beneficially own the same security. Percentage of class is based on 2,617,521 shares of common stock outstanding as of December 14, 2006. Percentage of Series A Convertible Preferred Stock is based on 15,734,147 shares of Series A Convertible Preferred Stock outstanding as of December 14, 2006, not including an additional four shares of Series A Convertible Preferred Stock that were paid for but that have not yet been issued. Securities that are exercisable or convertible into shares of our common stock within 60 days of the date

(2)	The address for Mr. Allen is 3445 Twin Lake Ridge, Westlake Village CA 91361.

(3)	The address for Mr. Warshawsky is 11768 J Moorpark St, Studio City CA 91604.

(4)
Consists of 480,188 shares of our common stock held individually by Mr. Allen and 32,557 shares of our Series A Convertible Preferred Stock, including an additional four shares of Series A Convertible Preferred Stock that were paid for but that were not issued as of the date of this prospectus held by The Allen Peyser Family Trust of which Mr. Allen and his spouse, Karen Allen, are trustees and who both exercise voting and investment power over the shares. Mr. Allen and his spouse disclaim beneficiary ownership of the shares held by The Allen Peyser Family Trust. The shares of common stock are subject to repurchase by us, at our option, for $0.01 per share, exercisable if certain performance targets are not satisfied. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(5)
Consists of 32,557 shares of Series A Convertible Preferred Stock including four shares of Series A Convertible Preferred Stock that were paid for but that were not issued as of the date of this prospectus held by The Allen Peyser Family Trust of which Mr. Allen and his spouse, Karen Allen, are trustees and who both exercise voting and investment power over the shares. Mr. Allen and his spouse disclaim beneficiaries ownership of the shares held by The Allen Peyser Family Trust.

(6)
Consists of 160,063 shares of our common stock and 32,562 shares of our Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(7)
Consists of an aggregate of 1,672,784 shares of our Series A Convertible Preferred Stock held by Sanders Opportunity Fund (Institutional), L.P., and Sanders Opportunity Fund, L.P. and a warrant to purchase 266,667 shares of our common stock held by Sanders Morris Harris, Inc., our placement agent and a subsidiary of Sanders Morris Harris Group, Inc. Don Sanders exercises voting and investment powers for these shares. Although Don Sanders may be deemed to be the beneficial owner, Don Sanders disclaims beneficial ownership of the shares owned by Sanders Opportunity Fund (Institutional), L.P., Sanders Opportunity Fund, L.P. and Sanders Morris Harris Inc. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder. Mr. Reiland is a member of our board of directors and a Senior Financial Analyst at Sanders Morris Harris, Inc. Mr. Reiland disclaims beneficial ownership of the shares owned by Sanders Opportunity Fund (Institutional), L.P., Sanders Opportunity Fund, L.P. and Sanders Morris Harris, Inc.

(8)
Consists of an aggregate of 1,672,784 shares of our Series A Convertible Preferred Stock held by Sanders Opportunity Fund (Institutional), L.P. and Sanders Opportunity Fund, L.P. Don Sanders exercises voting and investment powers for these shares. Although Don Sanders may be deemed to be the beneficial owner, Don Sanders disclaims beneficial ownership of the shares owned by Sanders Opportunity Fund (Institutional) L.P. and Sanders Opportunity Fund, L.P. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder. Mr. Reiland is a member of our board of directors and a Senior Financial Analyst at Sanders Morris Harris, Inc. Mr. Reiland disclaims beneficial ownership of the shares owned by Sanders Opportunity Fund (Institutional), L.P., Sanders Opportunity Fund, L.P. and Sanders Morris Harris, Inc.

(9)	Consists of shares beneficially owned by Messrs. Allen and Warshawsky.

(10)
Consists of 1,953,608 shares of our Series A Convertible Preferred Stock. William Bales exercises voting and investment powers for these shares. Although Mr. Bales may be deemed to be the beneficial owner, Mr. Bales disclaims beneficial ownership of the shares owned by Bookbend & Co. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(11)
Consists of 1,841,275 shares of our Series A Convertible Preferred Stock. Paul Beste exercises voting and investment powers for these shares. Although Mr. Beste may be deemed to be the beneficial owner, Mr. Beste disclaims beneficial ownership of the shares owned by Heartland Group, Inc. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(12)
Consists of 1,227,516 shares of our Series A Convertible Preferred Stock. Noam Gottesman exercises voting and investment powers for these shares. Although Mr. Gottesman may be deemed to be the beneficial owner, Mr. Gottesman disclaims beneficial ownership of the shares owned by GLG Partners American Opp Fund. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(13)	LBI Group, Inc. is a wholly-owned subsidiary of Lehman Brothers, Inc., which is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., which is a public company.

(14)
Consists of 932,914 shares of our Series A Convertible Preferred Stock. Manu Daftary exercises voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(15)
Consists of 531,516 shares of our Series A Convertible Preferred Stock. Travis Taylor and Manu Daftary exercise voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(16)
Consists of 500,000 shares of our common stock and 91,319 shares of our Series A Convertible Preferred Stock. The shares of common stock are subject to repurchase by us, at our option, for $0.01 per share, Paul Mannion and Andy Reckles exercise voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(17)
Consists of 325,602 shares of our Series A Convertible Preferred Stock. Russell Cleveland exercises voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(18)
Consists of 325,602 shares of our Series A Convertible Preferred Stock. Russell Cleveland exercises voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(19)
Consists of 325,602 shares of our Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(20)
Consists of 325,602 shares of our Series A Convertible Preferred Stock. Tom Juda and Nancy Juda exercise voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(21)
Consists of 244,203 shares of our Series A Convertible Preferred Stock. Emmett Murphy exercises voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(22)	Mr. Azafrani was our general counsel.

(23)
Consists of 167,915 shares of our Series A Convertible Preferred Stock. John Lemak exercises voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(24)
Consists of 162,802 shares of our Series A Convertible Preferred Stock. Anthony Mansour exercises voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(25)
Consists of 162,801 shares of our Series A Convertible Preferred Stock. Konrad Ackerman and Rainer Posch exercise voting and investment powers for these shares. Each share of Series A Convertible Preferred Stock may be converted into 1.09275 shares of common stock at the option of the holder.

(26)
Consists of a warrant to purchase 1,750,000 shares of our common stock held by Laurus Master Fund, Ltd. our senior lender. The Fund is managed by Laurus Capital Management, LLC. Eugene Grin and David Grin, through other entities, are the controlling principals of Laurus Capital Management, LLC and share sole voting and investment power over the securities owned by the Fund registered in this Registration Statement, as amended.

(27)	Consists of a warrant to purchase 200,000 shares of our common stock held by Ronald Popeil, our consultant.

CERTAIN TRANSACTIONS WITH SIGNIFICANT STOCKHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

Other than the transactions described below, within the last two years there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds $60,000; and

•	in which any director, executive officer, other stockholders of more than 5% of our equity securities or any member of their immediate family had or will have a direct or indirect material interest.

Origins of the Ronco Asset Purchase

In October 2003, Richard F. Allen, Sr., our former President and Chief Executive Officer, commenced discussions with Mr. Ronald M. Popeil regarding the possibility of affecting the purchase of the business of Ronco Inventions, LLC and other entities affiliated with Mr. Popeil, which we refer to as the predecessor entities. Mr. Allen enlisted the assistance of UCC Capital Corporation, an advisory firm based in New York, and certain of its principals, who we refer to collectively as the promoters to provide advice on the specific structure of the proposed asset purchase.

Ronco Marketing Corporation was formed in October 2004 for the purpose of acquiring the assets of the predecessor entities. Pursuant to the terms of an advisory agreement in connection with the structuring, negotiation and financing of the purchase of these assets, we paid cash fees consisting of (i) a base fee of $1,800,000 and (ii) an incremental fee equal to five percent (5%) of any of our cash and cash equivalents in excess of $6 million at the closing to Copperfield Equity Partners LLC, Coll International LLC, and Content Holding LLC. As compensation for their services in connection with the merger, we also issued Cooper Beech Equity Partners, Coll International and Content Holding an aggregate of 533,334 shares of common stock at a price of $0.01 per share. We also reimbursed Copperfield Equity Partners, Coll International, and Content Holding for certain expenses totaling approximately $700,000 that Copperfield Equity Partners, Coll International, and Content Holding incurred in connection with the purchase of these assets. As of December 31, 2005, Copper Beech Equity Partners, Coll International and Content Holding each beneficially owned 8.5% of our outstanding common stock. See “Business-The Ronco Acquisition.”

Prior to the execution of the asset purchase agreement on December 10, 2004, Ronco Marketing Corporation secured its initial working capital through the sale of restricted shares and approximately $392,000 in promissory notes of Ronco Marketing Corporation to a group of private accredited investors consisting of Frank Milewski, Paul Wallace and the Terra Nova Group. Upon the closing, the promissory notes held by these individuals and entity were redeemed at face value. In addition, as of June 30, 2005, Frank Milewski, Paul Wallace and the Terra Nova Group collectively owned 266,668 shares of common stock or 12.7% of our outstanding common stock.

The shares of our common stock held by Copper Beech Equity Partners, Coll International, Content Holding, Frank Milewski, Paul Wallace and the Terra Nova Group are restricted shares, as defined by the Securities Act. We are in the process of registering the shares held by Copper Beech LLC , Content Holding LLC, Frank Milewski, Paul Wallace and the Terra Nova Group.

We have agreed to indemnify and hold harmless and generally release Content Holding, Copper Beech Equity Partners, Copperfield Equity Partners (an affiliate of Copper Beech Equity Partners), Coll International, their managers, directors and officers from and against any loss, claim, damage, liability or expense arising out of or in connection with the purchase of assets from the predecessor entities and Mr. Popeil, including, without limitation, attorneys' fees, disbursements and any other costs and expenses in connection therewith, except to the extent such loss, claim, damage, liability or expense related to or resulted from the fraud, gross negligence, bad faith or willful misconduct of such party.

Copper Beech Equity Partners, Coll International, Content Holding, Frank Milewski, Paul Wallace and the Terra Nova Group have discussed with the placement agent the possibility of engaging in private re-sales of some or all of the 800,002 shares of our common stock that they originally received as a group in connection with these various transactions. Such re-sales would be permitted under the terms of the lock-up agreements between us and Copper Beech Equity Partners and Content Holding and would have to be done in compliance with an exemption from the registration requirements of the federal securities laws and any applicable state securities laws. The proceeds from any such private re-sales would go to Copper Beech Equity Partners, Coll International, Content Holding, Frank Milewski, Paul Wallace or the Terra Nova Group and would not go to us.

Preferred Stock Financing

On June 30, 2005, we issued and sold 13,262,600 shares of Series A Convertible Preferred Stock for a purchase price of $3.77 per share to certain investors, including to certain beneficial owners of more than 5% of our voting securities and Messrs. Richard F. Allen, Sr. and Evan J. Warshawsky, our former Chief Executive Officer and former Chief Financial Officer, respectively. We sold the Series A Convertible Preferred Stock for total proceeds of $50 million to finance the cash portion of the purchase price of the assets that we acquired from Mr. Ronald M. Popeil and the predecessor entities. The shares of Series A Convertible Preferred Stock are convertible into an aggregate of approximately 14,492,754 shares of our common stock, as such number may be adjusted in the future. See “Business-The Ronco Acquisition.”

Registration Rights Agreement

On June 30, 2005, we entered into a registration rights agreement with the purchasers of our Series A Convertible Preferred Stock (including certain beneficial owners of more than 5% of our voting securities, Messrs. Richard F. Allen, Sr. and Evan J. Warshawsky, our former Chief Executive Officer and former Chief Financial Officer, respectively), Sanders Morris Harris and certain holders of our common stock. Under the terms of the agreement, we were obligated to file a registration statement covering the resale of certain outstanding shares of common stock, the shares of common stock into which the outstanding shares of Series A Convertible Preferred Stock are convertible and into which the warrant issued to Sanders Morris Harris is exercisable. We were obligated to have the registration statement declared effective by October 28, 2005. Because we were unable to meet this deadline, we were liable for a cash payment to the stockholders who are party to the registration rights agreement, equal to one percent of the per share price of the Series A Convertible Preferred Stock, or $500,000, per month. The registration rights agreement also provides that parties to the agreement have the right, under certain circumstances and subject to certain conditions, to require us to register under the Securities Act shares of our common stock held by them, but not registered as discussed above. The registration agreement also provides that we will pay all expenses in connection with any registration. To date we have been unable to complete the registration statement. In June 2006 the Series A Preferred shares holders agreed to waive all penalties related to the registration statement and also agreed to settle all accrued dividends for 2,318,324 shares of Series A Preferred Stock.

Placement Agent Agreement

On May 26, 2005, we entered into a placement agent agreement with Sanders Morris Harris in connection with the preferred stock financing described above. Pursuant to the terms of the placement agent agreement and in consideration of services provided by Sanders Morris Harris, we paid Sanders Morris Harris $3,500,000, issued Sanders Morris Harris a warrant to purchase 266,667 shares of our common stock and reimbursed it for certain out-of-pocket expenses. The warrant has an exercise price of $3.77 per share and is exercisable for five years from July 1, 2005. Messrs. A. Emerson Martin, II and Gregg A. Mockenhaupt are each managing directors of Sanders Morris Harris and were also members of our board of directors when the warrants were issued.

Ronco Marketing Corporation Merger

On June 29, 2005, we closed a merger transaction pursuant to an agreement and plan of merger dated May 23, 2005, by and among us, certain of our stockholders, Ronco Acquisition Corporation (our wholly-owned subsidiary) and Ronco Marketing Corporation. Pursuant to the merger agreement, we acquired Ronco Marketing Corporation by merging Ronco Acquisition Corporation with and into Ronco Marketing Corporation. Ronco Marketing Corporation was the surviving corporation and became our wholly-owned subsidiary. Pursuant to the agreement: (i) each share of our common stock issued and outstanding immediately prior to June 29, 2005 remained issued and outstanding; (ii) each share of Ronco Acquisition Corporation's common stock issued and outstanding immediately prior to June 29, 2005 ceased to be outstanding and was converted into one share of common stock of Ronco Marketing Corporation; and (iii) each share of Ronco Marketing Corporation's common stock issued and outstanding immediately prior to June 29, 2005 ceased to be outstanding and was converted into and exchanged for 1.6452794 shares of our common stock, for an aggregate of 800,002 shares of our common stock.

Employment Agreements

In connection with the asset purchase described above, we entered into multi-year employment agreements with Richard F. Allen, Sr., our former President and Chief Executive Officer, and Evan J. Warshawsky, our former Chief Financial Officer. On June 30, 2005, in connection with his employment, we sold 480,188 shares of our common stock to Richard F. Allen, Sr. for a purchase price of $0.01 per share. Pursuant to the terms of his employment agreement, we will sell to Mr. Allen an additional 160,063 shares of common stock on June 30, 2006 and 160,062 shares of common stock on June 30, 2007 for a purchase price of $0.01 per share. On June 30, 2005, in connection with his employment, we sold to Mr. Warshawsky 160,063 shares of our common stock for a purchase price of $0.01 per share. Under certain circumstances the shares of common stock purchased by Messrs. Allen and Warshawsky are subject to repurchase by us. Each of Messrs. Allen and Warshawsky were affiliated with, or employed by, one or more of the predecessor entities and Mr. Popeil before consummation of the asset purchase. In April, 2006 we terminated Mr. Warshawsky’s employment with our company. In August 2006, Mr. Allen’s employment with our company was also terminated. In October 2006, we entered into a settlement agreement with Mr. Warshawsky, under the terms of which we agreed to waive our repurchase rights under the terms of our restricted stock purchase agreement with him. See “Executive Officers and Directors—Employment Agreement of Richard F. Allen, Sr.” and Executive Officers and Directors—Employment Agreement with Evan J. Warshawsky.”

Lease Commission

In November 2005, we entered into a lease for 81,646 square feet of space located in Simi Valley, California. The lease has a 10-year term beginning on May 1, 2006 and ending on April 30, 2016. The monthly base rent under the lease is $44,905 for the first year and increases by approximately 0.97% each year thereafter. The lease also provides that we must pay approximately $9,800 each month for taxes, insurance, landscaping, management and reserves.

Pursuant to the terms of the lease we executed in November 2005, our former general counsel, Gilbert Azafrani, who is a California licensed real estate broker, is entitled to receive an aggregate of approximately $156,000 as a broker's commission for negotiating the lease of which he is required to pay approximately $52,000 to an unaffiliated co-broker. The commission is payable in two installments, half upon execution of the lease and the balance upon occupancy. In addition, subject to certain terms and conditions, Mr. Azafrani is also entitled to a commission equal to 2.5% of the purchase price if we exercise our option to purchase the property subject to the lease. We believe that the terms of the lease are no less favorable to us as terms that we could have obtained in a transaction where an unaffiliated party acted as a real estate broker.

Indemnification of Directors and Officers

Our certificate of incorporation and bylaws provide for the indemnification of our officers and directors. We intend to enter into indemnification agreements with each of our directors and executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of our common stock file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. These individuals are required by the SEC's regulations to furnish us with copies of all Section 16(a) reports filed by such persons. To our knowledge, based solely on our review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than ten percent beneficial owners for the fiscal year ended June 30, 2006 were complied with on a timely basis.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at our next Annual Meeting of stockholders for inclusion in the Company’s Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices on or before September 23, 2007. In addition, in the event a stockholder proposal is not received by the Company by September 23, 2007, the Proxy to be solicited by the Board for the next Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the next Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company’s next Annual Meeting is advanced or delayed more than 30 days from the date of this Annual Meeting, stockholder proposals intended to be included in the proxy materials for the next Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the next Annual Meeting. Upon determination by the Company that the date of the next Annual Meeting will be advanced or delayed by more than 30 days from the date of this Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-K

THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AS AMENDED, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED JUNE 30, 2006, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, AT 61 MORELAND ROAD, SIMI VALLEY, CALIFOFRNIA, 93065.

ON BEHALF OF THE BOARD OF DIRECTORS

Paul Kabashima Chief Executive Officer

61 Moreland Road
Simi Valley, California
January 22, 2007

RONCO CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of RONCO CORPORATION, a Delaware corporation (the “Company”), hereby nominates, constitutes and appoints Thomas J. Lykos, Jr. and John S. Reiland, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of stockholders of the Company, to be held on February 13, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

The Board of Directors recommends a FOR vote on all proposals listed below.

Proposal 1. To elect the following four nominees as directors:

Thomas J. Lykos, Jr.
Harold D. Kahn
John S. Reiland
Paul Kabashima

_____ FOR NOMINEES LISTED (except as marked to the contrary below)
_____ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:
____________________________________________________________________________________________
The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.  To adopt the Ronco Corporation 2007 Stock Incentive Plan.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated February 22, 2007, relating to the Annual Meeting.

Dated:___________________________, 2007

Signature:_____________________________

Signature:_____________________________
Signature(s) of Stockholder(s)
(See Instructions Below)

The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE

Appendix A- 2007 Stock Incentive Plan

RONCO CORPORATION

2007 STOCK INCENTIVE PLAN

(Adopted by the Board of Directors on _____, 2007)

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SECTION 4.	ELIGIBILITY	7

(a)	General Rule	7
(b)	Ten-Percent Stockholders	7
(c)	Attribution Rules	7
(d)	Outstanding Stock	7

SECTION 5.	STOCK SUBJECT TO PLAN	7

(a)	Basic Limitation	7
(b)	Award Limitation	7
(c)	Additional Shares	8

SECTION 6.	RESTRICTED SHARES	8

(a)	Restricted Stock Agreement	8
(b)	Payment for Awards	8
(c)	Vesting	8
(d)	Voting and Dividend Rights	8
(e)	Restrictions on Transfer of Shares	8

SECTION 7.	TERMS AND CONDITIONS OF OPTIONS	9

(a)	Stock Option Agreement	9
(b)	Number of Shares	9
(c)	Exercise Price	9
(d)	Withholding Taxes	9
(e)	Exercisability and Term	9
(f)	Exercise of Options	10
(g)	Effect of Change in Control	10
(h)	Leaves of Absence	10
(i)	No Rights as a Stockholder	10
(j)	Modification, Extension and Renewal of Options	10
(k)	Restrictions on Transfer of Shares	10
(l)	Buyout Provisions	11

SECTION 8.	PAYMENT FOR SHARES	11

(a)	General Rule	11
(b)	Surrender of Stock	11
(c)	Services Rendered	11
(d)	Cashless Exercise	11
(e)	Exercise/Pledge	11
(f)	Promissory Note	11
(g)	Other Forms of Payment	11
(h)	imitations under Applicable Law	12

SECTION 9.	STOCK APPRECIATION RIGHTS	12

(a)	SAR Agreement	12
(b)	Number of Shares	12
(c)	Exercise Price	12
(d)	Exercisability and Term	12
(e)	Effect of Change in Control	12
(f)	Exercise of SARs	12
(g)	Modification or Assumption of SARs	13

SECTION 10.	STOCK UNITS	13

(a)	Stock Unit Agreement	13
(b)	Payment for Awards	13
(c)	Vesting Conditions	13
(d)	Voting and Dividend Rights	13
(e)	Form and Time of Settlement of Stock Units	13
(f)	Death of Recipient	14
(g)	Creditors' Rights	14

SECTION 11.	ADJUSTMENT OF SHARES	14

(a)	Adjustments	14
(b)	Dissolution or Liquidation	14
(c)	Reorganizations	15
(d)	Reservation of Rights	15

SECTION 12.	DEFERRAL OF AWARDS	15

SECTION 13.	AWARDS UNDER OTHER PLANS	16

SECTION 14.	PAYMENT OF DIRECTOR'S FEES IN SECURITIES	16

(a)	Effective Date	16
(b)	Elections to Receive NSOs, Restricted Shares or Stock Units	16
(c)	Number and Terms of NSOs, Restricted Shares or Stock Units	16

SECTION 15.	LEGAL AND REGULATORY REQUIREMENTS	16

SECTION 16.	WITHHOLDING TAXES	17

(a)	General	17
(b)	Share Withholding	17

SECTION 17.	OTHER PROVISIONS APPLICABLE TO AWARDS	17

(a)	Transferability	17
(b)	Qualifying Performance Criteria	17

SECTION 18.	NO EMPLOYMENT RIGHTS	18

SECTION 19.	DURATION AND AMENDMENTS	18

(a)	Term of the Plan	18
(b)	Right to Amend or Terminate the Plan	18
(c)	Effect of Termination	18

SECTION 20.	EXECUTION	18

RONCO CORPORATION

2007 STOCK INCENTIVE PLAN

SECTION 1.  ESTABLISHMENT AND PURPOSE.

The Plan (as hereinafter defined) was adopted by the Board of Directors on __________________, 2007, and shall become effective as of February ______, 2007, provided it is approved by the holders of at least a majority of the shares of common stock and preferred stock present or represented and voting on the proposal to approve this Plan at the 2007 annual meeting of the stockholders of the Company duly held in accordance with applicable law (the "Effective Date"). The purpose of the Plan is to promote the long-term success of the Company (as hereinafter defined) and the creation of stockholder value by (a) encouraging Employees (as hereinafter defined), Outside Directors (as hereinafter defined) and Consultants (as hereinafter defined) to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards (as hereinafter defined) in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights. The Plan shall be administered by the Administrator, as provided in Section 3 hereof. For the purposes hereof, “Administrator” shall mean the Board of Directors (as defined hereinafter) or any committee authorized by the Board of Directors to administer the Plan, pursuant to the terms hereof.

SECTION 2.  DEFINITIONS.

(a)  "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b)  "Award" shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c)  "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

(d)  "Change in Control" shall mean the occurrence of any of the following events:

(i)  A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)  Had been directors of the Company on the "look-back date" (as defined below) (the "original directors"); or

(B)  Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); or

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(ii)  Any "person" (as defined below) who by the acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; or

(iii)  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)  The sale, transfer or other disposition of all or substantially all of the Company's assets.

For purposes of subsection (d)(i) above, the term "look-back" date shall mean the later of (1) the Effective Date or (2) the date 12 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

(f)  "Company" shall mean Ronco Corporation.

(g)  "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee.

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(h)  "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(j)  "Exercise Price" shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(k)  "Fair Market Value" with respect to a Share, shall mean the market price of one Share of Stock, determined by the Administrator as follows:

(i)  If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

(ii)  If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii)  If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Administrator shall be conclusive and binding on all persons.

(l)  "ISO" shall mean an employee incentive stock option described in Section 422 of the Code.

(m)  "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

(n)  "Offeree" shall mean an individual to whom the Administrator has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(o)  "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

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(p)  "Optionee" shall mean an individual or estate who holds an Option or SAR.

(q)  "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(r)  "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(s)  "Participant" shall mean an individual or estate who holds an Award.

(t)  "Plan" shall mean this Ronco Corporation 2007 Stock Incentive Plan, as amended from time to time.

(u)  "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Administrator.

(v)  "Restricted Share" shall mean a Share awarded under the Plan.

(w)  "Restricted Share Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(x)  "SAR" shall mean a stock appreciation right granted under the Plan.

(y)  "SAR Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(z)  "Service" shall mean service as an Employee, Consultant or Outside Director.

(aa)  "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(bb)  "Stock" shall mean the Common Stock of the Company.

(cc)  "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(dd)  "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ee)  "Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

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(ff)  "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(gg)  "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3.  ADMINISTRATION.

(a)  General; Committee Composition. The Plan shall be administered by the Board of Directors. The Board of Directors may also designate a committee of the Board of directors to administer the Plan, which committee shall consist of two or more directors of the Company, who shall be appointed by the Board of Directors. In addition, to the extent that the Company has a class of stock registered under Section 12 of the Exchange Act or is subject to the reporting obligations under Section 13(a) or Section 15(d) of the Exchange Act, the composition of the committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)  Committee for Non-Officer Grants. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c)  Committee Procedures. The Board of Directors shall designate one of the members of each committee provided for hereunder as chairman. Each committee may hold meetings at such times and places as it shall determine. The acts of a majority of any committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all committee members, shall be valid acts of such committee.

(d)  Administrator Responsibilities. Subject to the provisions of the Plan, the Administrator shall have full authority and discretion to take the following actions:

(i)  To interpret the Plan and to apply its provisions;

(ii)  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

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(iii)  To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)  To determine when Awards are to be granted under the Plan;

(v)  To select the Offerees and Optionees;

(vi)  To determine the number of Shares to be made subject to each Award;

(vii)  To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(viii)  To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant's rights or obligations would be materially impaired;

(ix)  To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(x)  To determine the disposition of each Award or other right under the Plan in the event of a Participant's divorce or dissolution of marriage;

(xi)  To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii)  To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiii)  To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xiv)  To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Administrator may designate persons other than members of the Administrator to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Administrator may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Administrator shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Administrator shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

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SECTION 4.  ELIGIBILITY.

(a)  General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b)  Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c)  Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d)  Outstanding Stock. For purposes of Section 4(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

(a)  Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed Seven Million Five Hundred Thousand (7,500,000) Shares, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning January 1, 2007, in each case in an amount equal to the lesser of (i) 1,000,000 Shares, (ii) 5% of the outstanding Shares on the last day of the immediately preceding year, or (iii) an amount determined by the Board of Directors. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)  Award Limitation. Subject to the provisions of Section 11, and without limiting the powers of the Board of Directors, the Board of Directors may limit the number of Shares underlying or relating to Options, SARs, Restricted Shares or Stock Units that a Participant may receive under the Plan in any calendar year, or place any other limitations on the number and types of Awards (or the Shares underlying or relating to Awards) that may be granted to a Participant under the Plan. The maximum number of Shares that may be subject to all Awards granted under the Plan to any one Participant during any fiscal year is Seven Hundred Fifty Thousand (750,000) Shares.

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(c)  Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6.  RESTRICTED SHARES.

(a)  Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b)  Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Administrator may determine.

(c)  Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Administrator may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)  Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)  Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

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SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

(a)  Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

(b)  Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c)  Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, a Stock Option Agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Administrator at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d)  Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)  Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Administrator at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

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(f)  Exercise of Options. Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)  Effect of Change in Control. The Administrator may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h)  Leaves of Absence. An Employee's Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(i)  No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(j)  Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(k)  Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

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(l)  Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

SECTION 8.  PAYMENT FOR SHARES.

(a)  General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)  Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)  Services Rendered. At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Administrator shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)  Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e)  Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f)  Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

(g)  Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

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(h)  Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Administrator in its sole discretion.

SECTION 9.  STOCK APPRECIATION RIGHTS.

(a)  SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

(b)  Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c)  Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)  Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)  Effect of Change in Control. The Administrator may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f)  Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

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(g)  Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

SECTION 10.  STOCK UNITS.

(a)  Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

(b)  Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)  Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Administrator may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)  Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Administrator's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e)  Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

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(f)  Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

(g)  Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.  ADJUSTMENT OF SHARES.

(a)  Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)  The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii)  The limitations set forth in Sections 5(a) and (b);

(iii)  The number of Shares covered by each outstanding Option and SAR;

(iv)  The Exercise Price under each outstanding Option and SAR; or

(v)  The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b)  Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

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(c)  Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i)  The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)  The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)  The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)  Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)  Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d)  Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.  DEFERRAL OF AWARDS.

The Administrator (in its sole discretion) may permit or require a Participant to:

(a)  Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

(b)  Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c)  Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

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A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13.  AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

(a)  Effective Date. No provision of this Section 14 shall be effective unless and until the Board of Directors has determined to implement such provision.

(b)  Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company, if any, in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board of Directors. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c)  Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board of Directors.

SECTION 15.  LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

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SECTION 16.  WITHHOLDING TAXES.

(a)  General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)  Share Withholding. The Administrator may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17.  OTHER PROVISIONS APPLICABLE TO AWARDS.

(a)  Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Administrator) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

(b)  Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the Administrator in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares ("Qualifying Performance Criteria"). The Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements' discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year. The Administrator shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Administrator may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

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SECTION 18.  NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 19.  DURATION AND AMENDMENTS.

(a)  Term of the Plan. The Plan, as set forth herein, shall terminate automatically on July 19, 2016 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)  Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

(c)  Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 20.  EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

RONCO CORPORATION

By:     _______________________________________
Paul Kabashima
President and Chief Executive Officer

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RONCO CORPORATION

2007 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase Common Stock of Ronco Corporation (the "Company") under the Company's 2007 Stock Incentive Plan (the "Plan"):

Name of Optionee:	[Name of Optionee]

Total Number of Option Shares Granted:	[Total Number of Shares]

Type of Option:	[ ] Incentive Stock Option [ ] Nonstatutory Stock Option

Exercise Price Per Share:	$_________

Grant Date:	[Date of Grant]

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting Schedule:
This Option becomes exercisable with respect to the first [__]th of the shares subject to this Option when you complete [__] months of continuous "Service" (as defined in the Plan) from the Vesting Commencement Date. Thereafter, this Option becomes exercisable with respect to an additional [__]th of the shares subject to this Option when you complete each additional month of Service.

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	RONCO CORPORATION:

_______________________________	By:______________________________________________
Optionee’s Signature

_______________________________	Title:_____________________________________________
Optionee’s Printed Name

RONCO CORPORATION
NOTICE OF STOCK OPTION GRANT
2007 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

TAX TREATMENT
This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be an nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

VESTING
This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service has terminated for any reason.

TERM
This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

REGULAR TERMINATION
If your Service terminates for any reason except death or "Total and Permanent Disability" (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

DEATH
If you die, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

DISABILITY
If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

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RONCO CORPORATION
STOCK OPTION AGREEMENT

LEAVES OF ABSENCE
For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

RESTRICTIONS ON EXERCISE
The Company will not permit you to exercise this Option if the issuance of shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

NOTICE OF EXERCISE
When you wish to exercise this Option you must notify the Company by completing the attached "Notice of Exercise of Stock Option" form and filing it with the Human Resources Department of the Company. You notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT
When you submit your notice of exercise, you must include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):

-   Your personal check, a cashier's check or a money order.

-  Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

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-  By delivering on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

-  Irrevocable directions to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Company in its sole discretion.

WITHHOLDING TAXES AND STOCK WITHHOLDING
You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.

RESTRICTIONS ON RESALE
By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale (e.g., a lock-up period after the Company goes public). This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

4

TRANSFER OF OPTION
In general, only you can exercise this Option prior to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your Option in any other way.

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the "Committee" (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, "family member" means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

RETENTION RIGHTS
Neither your Option nor this Agreement gives you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

STOCKHOLDER RIGHTS
You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

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ADJUSTMENTS	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan.

APPLICABLE LAW	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

THE PLAN AND OTHER AREEMENTS
The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,
YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
DESCRIBED ABOVE AND IN THE PLAN

RONCO CORPORATION
2007 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE OF STOCK OPTION

YOU MUST SIGN THIS NOTICE ON THE LAST PAGE BEFORE SUBMITTING
IT TO THE COMPANY

OPTIONEE INFORMATION:

Name: __________________________	Social Security Number:

_________________________

Address: _________________________	Employee Number:
______________________	_________________________

OPTION INFORMATION:

Date of Grant: ___________________ , 200_	Type of Stock Option:

Exercise Price per Share: $_______________	[ ] Nonstatutory (NSO)

Total number of shares of Common Stock of	[ ] Incentive (ISO)
Ronco Corporation (the "Company") covered
by option: __________________________

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EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now: ______________________. (These shares are referred to below as the "Purchased Shares.")

Total exercise price for the Purchased Shares: $____________

Form of payment enclosed [CHECK ALL THAT APPLY]:

[ ]	Check for $__________, payable to "Ronco Corporation"

[ ]
Certificate(s) for ______________ shares of Common Stock of the Company that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)

[ ]	Attestation Form covering _______________ shares of Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)

Name(s) in which the Purchased Shares should be registered
[PLEASE CHECK ONE BOX]:

[ ]	In my name only

[ ]	In the names of my spouse and myself My spouse's name (if applicable): as community property ________________________

[ ]	In the names of my spouse and myself as joint tenants with the right of survivorship

[ ]	In the name of an eligible revocable	Full legal name of revocable trust:
	trust	_________________________
_________________________
_________________________
_________________________

The certificate for the Purchased Shares		_________________________
should be sent to the following address:		_________________________
_________________________
_________________________
_________________________

ACKNOWLEDGMENTS:

1.	I understand that all sales of Purchased Shares are subject to compliance with the Company's policy on securities trades.

2.	I hereby acknowledge that I received and read a copy of the prospectus describing the Company's 2006 Stock Incentive Plan and the tax consequences of an exercise.

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3.
In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.
In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

5.
I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a "disposition" for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

SIGNATURE AND DATE:

__________________________________	____________________________________ , 200_

Appendix B- Audit Committee Charters

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

RONCO CORPORATION

PURPOSE:

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of RONCO Corporation (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•
Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP

The Board of Directors shall appoint the members of the Committee, who shall serve until their respective successors are duly elected and qualified or earlier resignation or removal. The Board of Directors may remove, without cause and by a majority vote of the entire Board of Directors, any member of the Committee. The Committee will consist of at least three (3) members of the Board of Directors who neither are officers or employees of the Company or its subsidiaries, nor have a relationship which in the opinion of the Board of Directors would interfere with the exercise of independent judgment.
Each member will be able to read and understand fundamental financial statements.

At least one (1) member will have past employment experience in finance or accounting requisite professional certification in accounting, or other comparable experience or background.

RESPONSIBILITIES:

The responsibilities of the Committee shall include:

•
Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•
Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•
Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under ‘‘Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC:

•
Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q using professional standards and procedures for conducting such reviews:

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members;

•	Reviewing, approving and monitoring the Company’s code of ethics;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Reviewing the Company’s compliance with employee benefit plans;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report, as may be applicable, in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

•
Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters: and

•
Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

MEETINGS:

The Committee will meet at least four (4) times each year. The Committee may establish its own schedule, which it will provide to the Board in advance.

The Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this charter.

MINUTES:

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the applicable rules and regulations of the SEC, the Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole direction. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

Appendix C- Nominating Committee Charters

CHARTER FOR THE NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

RONCO CORPORATION

PURPOSE:

The purpose of the Nominating and Governance Committee (the “Committee”) is to ensure that the Board of Directors (the “Board”) of RONCO Corporation (the “Company”) is properly constituted to meet its fiduciary obligations to stockholders and the Company, and that the Company has and follows appropriate governance standards. To carry out this purpose, the Committee shall: identify prospective director nominees for the next annual meeting of stockholders, develop the corporate governance guidelines applicable to the Company, and recommend to the Board which of its members should be appointed to each committee.

COMMITTEE MEMBERSHIP:

The Committee shall consist of the entire Board of Directors of the Company.

COMMITTEE RESPONSIBILITIES:

The responsibilities of the Committee include:

1.	Evaluate the current composition, organization and governance of the Board and its committees and determine future requirements.

2.
Determine on an annual basis desired qualifications, expertise and characteristics for Board members; conduct searches for potential Board members with corresponding attributes; evaluate and propose nominees for election to the Board; and nominate directors for election at annual meetings of shareholders.

3.	Recommend to the Board the formation and authority of subcommittees when appropriate.

4.	Evaluate and recommend to the Board the appointment of directors to Board committees.

5.	Review and reassess the adequacy of this Charter annually.

6.	In the case of a vacancy on the Board of Directors, fill each vacancy either by appointment or through election by shareholders.

MEETINGS:

It is anticipated that the Committee will meet at least two (2) times each year.

ADVISORS:

The Committee shall have the authority to retain search firms and other consultants and independent counsel to assist in the performance of its responsibilities.

MINUTES:

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee chair shall report the highlights of any Committee meeting to the full Board.

COMPENSATION:

Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

Appendix D- Compensation Committee Charters.

RONCO CORPORATION

COMPENSATION COMMITTEE

CHARTER

Committee Membership

The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Ronco Corporation, (the "Company") shall consist of not less than three directors, who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Committee.

Appointment and Removal

The Board shall appoint the members of the Committee, who shall serve until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The Board may remove, with or without cause and by a majority vote of the entire Board, any of the members of the Committee.

Committee Purpose and Responsibilities

The Committee shall have the following purpose and responsibilities:

1.
Review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer (the "CEO"), evaluate the CEO's performance in light of those goals and objectives, and determine, or recommend to the Board for determination, the CEO's compensation level based on this evaluation. In determining or recommending CEO compensation, the Committee shall consider compensation of CEO's of public companies with similar businesses and public companies of similar size and capitalization, relative contribution to achievement of goals and overall performance of the Company, relative shareholder return, compensation of` the CEO in prior years and such other factors as the Committee deems appropriate.

2.
Determine or recommend to the Board the compensation of other executive officers of the Company. In making such determination or recommendation, the Committee shall consider such factors as each executive's scope of responsibility and commitment, level of performance with respect to specific areas of responsibility, past and present contribution achievement of goals and performance, compensation levels at comparable companies and recommendations from the CEO. As part of its review and establishment of the performance criteria and compensation of other executive officers, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. The CEO may be present in the discretion of the Committee, at meetings in which the compensation of other executive officers is approved.

3.
Make determinations or recommendations to the Board with respect to the Company's incentive compensation plans and equity-based plans, including granting of options and awards to the CEO and other executive officers pursuant to stock option plans and other incentive plans of the Company in accordance with the terms and conditions of said plans.

4.
Approve issuances under, or any material amendment of, any tax qualified, non-discriminatory employee benefit plan or parallel nonqualified plan pursuant to which a director, officer, employee or consultant will acquire stock or options.

5.
In consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals for purposes of Section 162(m) of the Internal Revenue Code.

6.	Review and approve any severance or similar termination payments proposed to be made to any current or former executive officer of the Company.

7.
Prepare, if applicable, an annual Report of the Compensation Committee on Executive Compensation for inclusion in the Company's annual proxy statement in accordance with applicable SEC rules and regulations.

S.	Report to the Board on a regular basis, and not less than once per year.

9.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company's compensation programs.

Committee Structure and Operations

The Committee shall designate one member of the Committee as its chair person. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet at least twice a year in conjunction with regularly scheduled meetings of the Board at regularly scheduled times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. The Committee shall maintain written minutes of its meetings.

Committee Structure and Operations

The committee shall prepare and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The, performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of director, CEO or executive officer compensation, this authority shall be vested solely in the Committee.